UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2024, Automatic Data Processing, Inc. (the “Company” or “ADP”) announced that the Company’s Board of Directors (the “Board”) appointed Thomas J. Lynch as the independent, non-executive Chair of the Board, effective as of January 31, 2024, succeeding Carlos A. Rodriguez, who has served as Executive Chair since January 1, 2023. Mr. Rodriguez will continue to serve as a non-employee director on the Company’s Board. In connection with this service, Mr. Rodriguez will forego any non-employee director compensation until the 2024 annual meeting of stockholders. Mr. Lynch has been an independent director of the Board since 2018 and most recently served as Chair of the Company’s Compensation and Management Development Committee (“CMDC”) as well as a member of the Company’s Nominating/Corporate Governance Committee (“NCGC”). In connection with this Board leadership transition, the Board approved other assignments, also effective as of January 31, 2024. John P. Jones transitions from his role as Lead Independent Director to serve as a member of the CMDC and NCGC. Scott F. Powers assumes the role of Chair of the CMDC and Nazzic S. Keene transitions as a member of the Company’s Corporate Development and Technology Advisory Committee to join the NCGC as Chair. Peter Bisson transitions as a member of the NCGC to the Audit Committee.

A copy of the press release announcing the Board leadership transition is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	Press Release dated January 10, 2024 issued by Automatic Data Processing, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: January 10, 2024	By:	/s/ Michael A. Bonarti
		Name:	Michael A. Bonarti
		Title:	Vice President

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Exhibit Index

Exhibit Number	Description

99	Press Release dated January 10, 2024 issued by Automatic Data Processing, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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